J.P. MORGAN MONEY MARKET FUNDS

JPMORGAN TRUST I

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund

Prospectuses dated July 1, 2018, as supplemented

JPMORGAN TRUST II

JPMorgan Liquid Assets Money Market Fund

JPMorgan Municipal Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

Prospectuses dated July 1, 2018, as supplemented

(Morgan and Class C Shares)

Supplement dated March 1, 2019 to

the Prospectuses as dated above

Effective April, 1, 2019, the following will be added after the seventh paragraph in the “How Your Account Works — EXCHANGING FUND SHARES” section of each prospectus:

If you exchange Morgan Shares, Class A Shares or Class C Shares that are subject to a CDSC to Morgan Shares, Class A Shares or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Morgan Shares, Class A Shares or Class C Shares will be subject to the CDSC associated with the shares you exchanged, and

2.	The holding period for your exchanged Morgan Shares, Class A Shares or Class C Shares is carried over to your new shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-MMKT-319